SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: November 12, 2002
                       (Date of earliest event reported)

                        VERIZON WIRELESS OF THE EAST LP
             (Exact name of registrant as specified in its charter)


          Delaware                    333-82408               48-1262622
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)


180 Washington Valley Road
Bedminster, NJ                                                   07921
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (908) 306-7000

                                 Not applicable
         (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

Set forth below are certifications statements furnished to the Securities and Exchange Commission on November 12, 2002.

November 12, 2002




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


WRITTEN STATEMENT OF THE CHIEF EXECUTIVE OFFICER ACCOMPANYING REPORT ON FORM 10-Q OF VERIZON WIRELESS OF THE EAST LP (THE "PARTNERSHIP") FOR THE QUARTERLY PERIOD ENDING SEPTEMBER 30, 2002

I, Dennis F. Strigl, President and Chief Executive Officer of Cellco Partnership, d/b/a Verizon Wireless, which is the sole member of Verizon Wireless of Georgia LLC, the managing general partner of the Partnership, certify that:

     (1) the report of the Partnership on Form 10-Q for the quarterly period ending September 30, 2002 (the "Report") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership as of the dates and for the periods presented in the Report.

This statement is being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code.


/s/ Dennis F. Strigl
--------------------------
Dennis F. Strigl

November 12, 2002




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


WRITTEN STATEMENT OF THE CHIEF EXECUTIVE OFFICER ACCOMPANYING REPORT ON FORM 10-Q OF VERIZON WIRELESS OF THE EAST LP (THE "PARTNERSHIP") FOR THE QUARTERLY PERIOD ENDING SEPTEMBER 30, 2002

I, Andrew N. Halford, Vice President and Chief Financial Officer of Cellco Partnership, d/b/a Verizon Wireless, which is the sole member of Verizon Wireless of Georgia LLC, the managing general partner of the Partnership, certify that:

     (3) the report of the Partnership on Form 10-Q for the quarterly period ending September 30, 2002 (the "Report") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

     (4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership as of the dates and for the periods presented in the Report.

This statement is being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code.


/s/ Andrew N. Halford
--------------------------
Andrew N. Halford

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        VERIZON WIRELESS OF THE EAST LP

            By: Verizon Wireless of Georgia LLC, as general partner

                     By: Cellco Partnership, as sole member




Date: November 12, 2002               /s/ S. Mark Tuller
                                      ------------------------------------------
                                      S. Mark Tuller
                                      Vice President - Legal & External Affairs,
                                        General Counsel and Secretary